AMENDED AND RESTATED CONSULTING AGREEMENT

     This AMENDED AND RESTATED CONSULTING AGREEMENT (this "Agreement"), dated as of May __, 2001, is entered into by and among HELIX BIOMEDIX, INC., a Delaware corporation ("Helix"), and THE PAISLEY GROUP, L.L.C., a Washington limited liability company ("Consultant").

                              PRELIMINARY RECITALS

     WHEREAS, Helix and Consultant entered into a consulting agreement on October 27, 2000 (the "Prior Agreement"), containing provisions relating to the services to be provided to Helix by consultant and the compensation to be paid by Helix to Consultant; and

     WHEREAS, Helix and Consultant desire to amend and restate the terms governing the relationship between the parties; and

     WHEREAS, Helix is a publicly owned biotechnology company which is engaged in (i) developing, testing, patenting, and manufacturing synthetic bioactive peptides (small proteins) having applications in the pharmaceutical and health care fields and (ii) licensing its proprietary technology and in seeking strategic corporate alliances for further development and commercialization of its technology (collectively, the "Business"); and

     WHEREAS, Helix desires outside professional assistance in various areas of strategic and financial planning and believes that Consultant has experience and expertise that will be valuable to Helix; and

     WHEREAS, Helix desires to engage Consultant as a consultant, and Consultant desires to perform consulting services for Helix, under the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Novation.
     ------------
     Except as provided in Sections 2.5(c) and 16 below, the Prior Agreement is hereby extinguished and replaced in its entirety by this Agreement.

     2. Consulting.
     --------------

          2.1 Consulting Services.
          ------------------------

          Helix hereby engages Consultant, and Consultant hereby accepts such engagement and agrees to serve as consultant to Helix concerning the Business for a period of one year, beginning on the date hereof (the
     "Consulting Period"). In connection with the performance of its duties, Consultant shall cause Consultant's duties hereunder to be performed primarily by George M. Steiner (the "Consulting Principal").

          2.2 Duties.
          -----------

          Consultant shall faithfully and to the best of its ability perform the duties assigned by the Board of Directors of Helix and shall serve under the direction of the President and Chief Executive Officer of Helix. These duties shall include, without limitation, the following duties:

               (a)  strategic planning,

               (b) assisting Helix in developing and monitoring business and science plans,

               (c)  assisting Helix in seeking additional financing,

               (d)  assist Helix with efforts to enhance shareholder value, and

               (e) reporting on a quarterly basis Consultant's progress in respect of duties assigned by Board, in a format reasonably requested by the Chief Executive Officer of Helix.

          2.3 Relationship of Parties.
          ----------------------------
          Consultant shall be deemed an independent contractor and not an employee of Helix. All letterhead, business cards and promotional materials used or distributed by Consultant shall present Consultant as a business consultant to, and not an employee or principal of, Helix. Consultant shall be responsible for all taxes associated with payment hereunder, including but not limited to income taxes and social security taxes.

          2.4 Expenses.
          -------------
          All ordinary and reasonable out-of-pocket expenses incurred by Consultant solely as a result of the performance of Consultant's services as assigned pursuant to Section 2.2 above, including reasonable travel expenses, shall be reimbursed to Consultant by Helix, provided that Consultant shall have submitted an invoice together with other documentation of such expenses as Helix may reasonably require.

          2.5 Compensation.
          -----------------

               (a) Consultant's current entitlement to options or warrants to acquire Helix stock at $1.50 per share, not including any potential entitlement contingent upon triggering events, shall survive this Novation and vest in accordance with the provisions of the prior Agreement.

               (b) As consideration for the services to be rendered by Consultant hereunder, its agreement not to compete with Helix and its agreement to promote services for and through Helix during the Consulting Period, Helix hereby grants to Consultant warrants ("Warrants") to purchase an aggregate of 120,000 shares of the Helix's common stock at an exercise price of $1.50 per share, during that period commencing on the date first above written and ending on September 30, 2011, when any and all unexercised Warrants granted herein shall expire and terminate.

               (c) In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares of common stock which may be purchased by Consultant pursuant to the Warrants will be equitably adjusted for such event.

          2.6 Restricted Stock
          --------------------

               (a) Consultant recognizes and understands that neither the Warrants nor the shares of Common Stock of Helix to be purchased by Consultant pursuant to the Warrants (collectively, the "Securities") will be registered under the Securities Act of 1933 ("Securities Act"), or under the securities laws of any state (the "securities laws").

               (b)  Consultant  represents  and warrants that (i) the Consulting
          Principal has knowledge and experience in business, finance, securities and investments, such experience being based on actual participation therein, (ii) the Consulting Principal is capable of evaluating the merits and risks of an investment in the Securities and the suitability thereof as an investment therefor, (iii) the Consulting Principal is an experienced and sophisticated investor in investments, including investments similar to that of the Securities,
          (iv) Securities to be acquired by it will be acquired solely for investment and not with a view toward resale or redistribution in violation of the securities laws, and no assurances have been made concerning the future results of Helix or as to the value of the Securities, (v) it (and the Consulting Principal) is an "accredited investor" within the meaning of Regulation D promulgated by the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act, and (vi) the Consulting Principal is the sole shareholder of Consultant.

               (c) Consultant has consulted with its own counsel in regard to the securities laws and is fully aware (i) of the circumstances under which it is required to hold the Securities, (ii) of the limitations on the transfer or disposition of the Securities, and (iii) that the securities must be held indefinitely unless the transfer thereof is registered under the securities laws or an exemption from registration is available.

               (d) Consultant the Consulting Principal have been furnished with a copy of the Annual Report on Form 10-KSB of Helix filed with the Commission under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 2000. Helix has made available to Consultant the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which they possess or could reasonably acquire the purpose of verifying the accuracy of the information furnished to Consultant as set forth herein or for the purpose of considering the transactions contemplated hereby. Helix has offered to, and agrees during the term of this Agreement, make available to Consultant upon request at any time all exhibits filed by Helix with the Commission as part of any of the reports filed therewith.

          2.7 Company Information.
          ------------------------
          In connection with Consultant's engagement, Helix will furnish Consultant and/or the Consulting Principal with all information concerning Helix which Consultant and/or the Consulting Principal shall reasonably request. Helix represents and warrants that all such information concerning Helix will be true and accurate in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make statements therein not misleading in light of the circumstances under which such statements are made. Helix acknowledges and agrees that Consultant and the Consulting Principal will be using and relying upon such information supplied by Helix and its officers, agents and others concerning Helix without independent investigation or verification thereof or independent appraisal by Consultant or the Consulting Principal.

          2.8 Restrictive Covenant.
          -------------------------
          Except as otherwise agreed to in writing by Helix, during the term of this Agreement and for a period of two years thereafter, neither Consultant nor the Consulting Principal shall either as an individual on his own account; as a partner, joint venturer, consultant, agent, salesman for any person; as an officer, director or stockholder (other than a beneficial holder of not more than 5% of the outstanding voting stock of a company having at least 250 holders of voting stock) of a corporation; or otherwise, directly or indirectly:

               (a) enter into or engage in any business or consult with any business or entity directly competitive with Helix anywhere in the world;

               (b) solicit or attempt to solicit any of Helix customers with whom Consultant has had contact as a Consultant or employee of Helix with the intent or purpose to perform for such customer the same or similar services which Consultant performed for such customer during the term of his service hereunder or employment by Helix;

               (c) employ or solicit, or attempt to employ or solicit, for himself or any third party, the employment of any of Helix's employees; or

               (d) induce or attempt to induce any employee, consultant or agent of Helix to discontinue services to Helix.

          Notwithstanding the above, Helix acknowledges and agrees that Consultant's and Consulting Principal's existing relationships with Primal, Inc. and Northwest Biotherapeutics, Inc. are not in violation of this
     Section 2.8. The provisions of this subsection 2.8 shall survive the termination of this Agreement.

     3. Assignment.
     --------------
     No party hereto may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall be binding and inure to the benefit of the respective legal representatives, heirs, successors affiliates and assigns of the parties hereto, whether so expressed or not.

     4. Severability.
     ----------------
     If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

     5. Counterparts.
     ----------------
     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement.

     6. Descriptive Headings: Interpretation.
     ----------------------------------------
     The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     7. Notices.
     -----------
     All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally to the recipient,
(ii) sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt and postage prepaid, or (iii) transmitted by telecopy to the recipient with a confirmation copy to follow the next day to be delivered by overnight carrier. Such notices, demands and other communication shall be sent to the addresses indicated below:

                  (a)      If to Consultant:

                           The Paisley Group, L.L.C.
                           8111 - 34th Avenue East
                           Seattle, Washington 98112
                           Attn:  Mr. George M. Steiner


                   (b)     If to Helix:

                           Helix Biomedix, Inc.
                           210 Baronne Street, Suite 1004
                           New Orleans, Louisiana 70112-1722
                           Attn:  Chief Executive Officer

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. The effective date of such notice shall be (w) the date such notice is personally delivered, (x) three days after the date of mailing if sent by certified or registered mail, (y) one day after date of delivery to the overnight courier if sent by overnight courier or (z) the next business day after the date of transmission by telecopy or e-mail.

     8. Confidential Information and Discoveries.
     --------------------------------------------
     Consultant and the Consulting Principal agree that all information of a technical or business nature such as know-how, trade secrets, secret business information, plans, data, processes, techniques, customer information, inventions, discoveries, formulae, patterns, devices, etc., ("Confidential Information") pertaining to the business of Helix, is a valuable business property right of Helix. Consultant and the Consulting Principals agree that such Confidential Information, whether in written, verbal or model form, shall not be disclosed to anyone outside the employment of Helix or otherwise used by Consultant or the Consulting Principal for any purpose other than fulfillment of their respective obligations under this Agreement, without the express authorization of Helix. Confidential Information does not include information which Consultant or the Consulting Principal can demonstrate (i) has become generally available to the public other than as a result of a disclosure by Consultant or the Consulting Principal, (ii) has become available to Consultant or the Consulting Principal on a non-confidential basis from a source other than Helix, provided such source is not bound by a confidentiality agreement with Helix or otherwise prohibited from transmitting the information to Consultant or the Consulting Principal by a contractual, legal or fiduciary obligation.

     Any and all improvements, inventions, discoveries, formulae or processes in any way related to Helix's business which Consultant or the Consulting Principal may conceive or make during his regular working hours or otherwise shall be the sole and exclusive property of Helix and Consultant and the Consulting Principal will disclose the same to Helix and will, whenever requested by Helix to do so (either during the terms of this Agreement or thereafter), execute and assign any and all applications, assignments and/or other instruments and do all things which Helix may deem necessary or appropriate in order to apply for, obtain, maintain, enforce and defend patents, copyrights, trademarks or other forms of protection, or in order to assign and convey or otherwise make available to Helix the sole and exclusive right, title and interest in and to said improvements, inventions, discoveries, formulae, processes, applications or patents.

     No provision in this Agreement is intended to require assignment of any of the rights of Consultant or the Consulting Principal in an invention if no equipment, supplies, facilities, or trade secret information of Helix was used, and the invention was developed entirely on the Consultant's or Consulting Principal's own time; and the invention does not relate to the business of Helix or to Helix's actual or demonstrably anticipated research or development; and does not result from any work performed by the Consultant or the Consulting Principal for Helix.

     The provisions of this Section 8 shall survive the termination of this Agreement.

     9. Return of Documents.
     -----------------------
     Upon the termination of this Agreement for any reason, Consultant shall forthwith return and deliver to Helix and shall not retain any original or copies of any books, papers, price lists or customer contracts, bids or customer lists, files, books of account, notebooks and other documents and data (in printed, audio, video, electronic or other form) relating to the performance of services rendered by Consultant hereunder, all of which materials are hereby agreed to be the property of Helix.

     10. Preliminary Recitals.
     -------------------------
     The Preliminary Recitals set forth in the preamble hereto are hereby incorporated and made part of this Agreement.

     11. Entire Agreement.
     ---------------------
     Except as otherwise expressly set forth herein, this Agreement sets forth the entire understanding of the parties, and supersedes and preempts all prior oral or written understandings and agreements with respect to the subject matter hereof.

     12. Governing Law.
     ------------------
     This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the State of Delaware.

     13. Representations and Warranties.
     -----------------------------------

          13.1 Helix represents and warrants that: (i) Helix is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, Bylaws, or any contract or agreement by which it is bound; and (ii) this Agreement is valid and enforceable against Helix in accordance with its terms, and each instrument to be executed by Helix pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

          13.2 Consultant represents and warrants that: (i) Consultant is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate its Articles of Incorporation, bylaws or any contract or agreement by which it is bound; and (ii) this Agreement is valid and enforceable against Consultant and the Consulting Principal in accordance with its terms, and each instrument to be executed by Consultant and the Consulting Principal pursuant to this Agreement will, when executed and delivered, be enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally.

     14. Compliance with Laws.
     -------------------------
     Consultant shall comply with all federal, state, and local laws, regulations, ordinances, orders, decrees, resolutions, and other acts of any governmental entity, including, but not limited to, securities laws and regulations that are applicable to this Agreement and the work and services performed or provided hereunder.

     15. Attorney's Fees.
     --------------------
     If a dispute arises relating to the performance of the obligations of either Consultant (or the Consulting Principal) or Helix pursuant to the terms of this Agreement and legal or other costs are incurred, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including court costs, reasonable attorney's fees, and other claim-related expenses.

     16. Indemnification.
     --------------------
     Helix shall (A) indemnify Consultant and Consulting Principal (jointly and/or severally, the "Indemnified Parties"), and hold them harmless to the fullest extent permitted by law against any losses, claims, damages or liabilities to which the Indemnified Parties may become subject in connection with (i) their use of information that is inaccurate in any respect (as a result of misrepresentation, omission, failure to update, or otherwise) that is provided to Indemnified Parties by Helix, its representatives, agents or advisers, regardless of whether the Indemnified Parties knew or should have known of such inaccuracy, or (ii) any other aspect of rendering such services, in the case of each of clauses (i) and (ii) above unless it is finally judicially determined that such losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of any of the Indemnified Parties, and (B) reimburse Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, preparing to defend or defending any lawsuits, claims, or other proceedings arising in any manner out of or in connection with their performance of their duties pursuant to the engagement contemplated herein, unless it is finally judicially determined that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties. If, for any reason, the foregoing indemnity is unavailable to the Indemnified Parties or is insufficient to hold the Indemnified Parties harmless (other than in the event that the losses, claims, damages or liabilities relating thereto arise only out of the gross negligence or willful misconduct of the Indemnified Parties), then Helix shall contribute to the amount paid or payable by Indemnified Parties as a result of such claims, liabilities, losses, damages, or expenses in such proportion as is appropriate to reflect not only the relative benefits received by Helix on the one hand and the Indemnified Parties on the other, but also the relative fault of Helix and the Indemnified Parties, as well as any equitable considerations. Notwithstanding the provisions of this Agreement, the aggregate contribution of the Indemnified Parties to all claims, liabilities, losses, damages and expenses shall not exceed the amount of the fees actually received by Consultant pursuant to its engagement by Helix. It is hereby further agreed that the relative benefits to Helix on the one hand and the Indemnified Parties on the other hand with respect to the transactions contemplated in the engagement referenced above shall be deemed to be in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to Consultant with respect to such transactions. Helix agrees that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Parties are a formal party to any such lawsuits or other proceedings, that the Indemnified Parties are entitled to retain separate counsel of their choice in connection with any of the matters to which such commitments relate, that such commitments shall be in addition to any liability that Helix may have to the Indemnified Parties at common law or otherwise, and that such commitments shall extend upon the terms set forth in this Agreement to any controlling person, director, officer, employee, agent or affiliate of
Indemnified  Parties  and  shall  survive  any  termination  of this  Agreement;
provided that any such claim arising other than as a result of this indemnification procedure shall serve as a set-off against any claim hereunder.

     17. Termination.
     ----------------
     This Agreement may be terminated by either party upon 30 days' advanced written notice to the other party. Any Options which have not vested pursuant to subsection 1.5(a) or have not otherwise been earned pursuant to subsection 1.5(b) as of the date of termination of this Agreement shall automatically be terminated and canceled and Helix shall have no further obligation to Consultant or the Consulting Principal in respect of such Options. Subsection 1.8 and Sections 7 and 15 of this Agreement shall survive the expiration or termination of this Agreement.

     18. Activities of Consultant.
     -----------------------------
     In connection with this engagement, it is understood that Consultant and/or the Consulting Principal may identify and facilitate contact between Helix and corporations or individuals that may potentially become the Helix's joint venture partners, licensees, commercial collaborators, agents, directors, or investors. To the extent that Consultant and/or the Consulting Principal contact corporations or individuals as potential joint venture partners, licensees, commercial collaborators, agents, directors, or investors, Helix acknowledges that Consultant's and/or the Consulting Principal's sole role is to initially contact such potential joint venture partners, licensees, commercial collaborators, agents, directors, or investors and refer any resulting contact to Helix or its designated agent(s). Accordingly, Consultant and/or the Consulting Principal shall have no liability to Helix or any other person or party resulting from their so acting in connection with initiating such contacts referenced herein. It is explicitly agreed that Consultant's and/or the
Consulting Principal's role under this engagement will not include, without limitation: performing due diligence; verifying information provided to Consultant an/or the Consulting Principal or, directly or indirectly, to other persons or parties pursuant to contacts made by Consultant and/or the Consulting Principal as contemplated by this paragraph; preparing any offering memoranda; or, negotiating or structuring any agreements, licenses, commercial collaborations, or investments by or with third parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                HELIX BIOMEDIX, INC.


                                            ------------------------------------

                                         By: /s/ R. Stephen Beatty
                                            ------------------------------------
                                            R. Stephen Beatty, President and
                                            Chief Executive Officer


                                            THE PAISLEY GROUP, L.L.C.

                                            /s/ George M. Steiner
                                            ------------------------------------
                                            George M. Steiner, Authorized Member


                                                CONSULTING PRINCIPAL:

                                            /s/ George M. Steiner
                                            ------------------------------------
                                            George M. Steiner